UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2026

Gladstone Commercial Corporation

(Exact Name of Registrant as Specified in Charter)

Maryland	001-33097	02-0681276
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1521 Westbranch Drive, Suite 100, McLean, Virginia 22102

(Address of Principal Executive Offices) (Zip Code)

(703) 287-5800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	GOOD	The Nasdaq Stock Market LLC
6.625% Series E Cumulative Redeemable Preferred Stock, par value $0.001 per share	GOODN	The Nasdaq Stock Market LLC
6.00% Series G Cumulative Redeemable Preferred Stock, par value $0.001 per share	GOODO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Announcement of CEO Transition

On March 20, 2026, David Gladstone gave notice to the Board of Directors (the “Board”) of Gladstone Commercial Corporation (the “Company”) that he has stepped down as the Company’s Chief Executive Officer (“CEO”) effective immediately. Mr. Gladstone will continue to serve as the Chairman of the Board.

Appointment of Successor CEO

On March 20, 2026, the Board of the Company appointed Arthur “Buzz” Cooper, as the Company’s CEO effective immediately, in addition to his current role of President. Prior to this promotion, Mr. Cooper, age 69, served as the Company’s President since June 2022. Mr. Cooper has been with the Company since its initial public offering in 2003. Prior to serving as President, Mr. Cooper served as the Company’s Chief Investment Officer from April 2021 until January 2022, Executive Vice President from October 2020 until April 2021 and Senior Managing Director from July 2013 until October 2020. Mr. Cooper has over thirty-five years of experience in the commercial lending industry and the commercial real estate industry. Mr. Cooper is a graduate of Washington and Lee University and is a member of the National Association for Industrial and Office Parks (NAIOP).

Additional Leadership Changes

On March 20, 2026, the Board appointed John Sateri as the Company’s Chief Investment Officer (“CIO”), effective immediately, and contemporaneously with his appointment as the Company’s CIO, Mr. Sateri was also appointed as the CIO of Gladstone Capital Corporation, Gladstone Land Corporation, Gladstone Investment Corporation, and Gladstone Management Corporation (the “Adviser”). Mr. Sateri, age 58, has been with the Gladstone Companies since April 2007. Since September 2021, Mr. Sateri has served as Executive Vice President of Investments of the Adviser, serving as a member of the Investment Committee supporting all Gladstone managed credit, equity, and real estate funds (including the Company, Gladstone Land Corporation, Gladstone Investment Corporation, and Gladstone Capital Corporation) as well as originating debt and equity investments in privately held companies. Mr. Sateri has also served as the President of the Gladstone Alternative Income Fund (“GALT”) since its inception in June 2024. Mr. Sateri is active on numerous private company boards and holds a bachelor’s degree in Business Administration from The University of Hawaii at Manoa and a master’s degree in Real Estate Development from the University of Maryland at College Park.

None of the Company’s executive officers receive direct compensation from the Company as the Company does not currently have any employees and does not expect to have any employees in the foreseeable future. Rather, all of the Company’s officers and other personnel are employed by the Adviser or Gladstone Administration, LLC (the “Administrator”). For a discussion of the terms of the Company’s Advisory and Administration Agreements with the Adviser and the Administrator, respectively, see “Transactions With Related Persons” in the Company’s annual proxy statement; otherwise, there are no transactions between Mr. Cooper or Mr. Sateri and the Company required to be reported under Item 404(a) of Regulation S-K. There are no family relationships between Mr. Cooper or Mr. Sateri and any director or executive officer of the Company and there are no arrangements or understandings between Mr. Cooper or Mr. Sateri and any other persons with respect to these promotions.

All statements contained in this Current Report on Form 8-K, other than historical facts, may constitute “forward-looking statements” within the meaning of Section 27A of the Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements involve inherent risks and uncertainties as they relate to expectations, beliefs, projections, future plans and strategies, anticipated events, or trends concerning matters that are not historical facts and may ultimately prove to be incorrect or false. Forward-looking statements include information about possible or assumed future events, including, without limitation, those relating to future performance. Words such as “may,” “will,” “plan,” and variations of these words and similar expressions are intended to identify forward-looking statements, though not all forward-looking statements contain these words. Forward-looking statements are not guarantees of future performance and are subject to known and unknown risks, uncertainties, and other factors that could cause actual results to differ materially from those included within or contemplated by such statements, including, but not limited to, the description of risks and uncertainties in “Risk

Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as filed with the Securities and Exchange Commission (the “SEC”) on February 18, 2026, and certain other filings made with the SEC (accessible at www.sec.gov). The Company cautions readers not to place undue reliance on any such forward-looking statements which speak only as of the date made. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 7.01	Regulation FD Disclosure.

On March 23, 2026, the Company issued a press release (the “Press Release”) announcing that Mr. Gladstone has stepped down as CEO, the appointment of Mr. Cooper as the Company’s CEO and the appointment of Mr. Sateri as the Company’s Chief Investment Officer, each effective March 20, 2026. A copy of the Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 7.01 of this Current Report on Form 8-K, as well as Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release dated March 23, 2026

104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gladstone Commercial Corporation (Registrant)

March 23, 2026	By:	/s/ Gary Gerson
Gary Gerson Executive Vice President and Chief Financial Officer